UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-10491
Nuveen Real Estate Income Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: June 30, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments Closed-End Funds High Current Income from a Portfolio of Commercial Real Estate Investments

Semi-Annual Report June 30, 2009

Nuveen Real Estate Income Fund JRS

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Investments Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report, and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com
If you received your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess
If you received your Nuveen Fund dividends and statements directly from Nuveen.

NUVEEN
Investments

Chairman’s
Letter to Shareholders

Dear Shareholder,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government’s actions are very encouraging and, more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many forces at work in the equity and fixed-income markets. The comments by the portfolio managers describe the strategies being used to pursue your Fund’s long-term investment goals. Parts of the financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Board is particularly sensitive to our shareholders’ concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com, for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long-term investment strategy in the current market environment.

Nuveen continues to work on resolving the issues related to the auction rate preferred shares situation, but the unsettled conditions in the credit markets have slowed progress. Nuveen is actively pursuing a number of solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we work through the many issues involved.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
Robert P. Bremner
Chairman of the Nuveen Fund Board
August 24, 2009

Nuveen Investments	3

Portfolio Managers’ Comments

Nuveen Real Estate Income Fund (JRS)

JRS is managed by a team of real estate investment professionals at Security Capital Research & Management Incorporated, a wholly-owned subsidiary of JPMorgan Chase & Co. Anthony R. Manno Jr. and Kenneth D. Statz, who each have more than 27 years of experience in managing real estate investments, lead the team and have managed JRS since its inception in 2001. Here they talk about their management strategy and performance of the Fund over the six-month period ended June 30, 2009.

What key strategies were used to manage the Fund during this reporting period?

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

In managing the JRS portfolio, we sought to maintain significant property type and geographic diversification while taking into account company credit quality, sector, and security-type allocations. Investment decisions were based on a multi-layered analysis of the company, the real estate it owns, its management, and the relative price of the security, with a focus on securities that we believe will be best positioned to generate sustainable income and potential price appreciation over the long run. Across all real estate sectors, we favored companies with properties located in the strongest urban locations. These “high barrier to entry” markets often have constraints that limit new construction, a quality that we believe over the long term has the potential to provide superior value enhancement and a real inflation hedge.

The severe deterioration in credit markets in late 2008 and early 2009 required an equally strong reappraisal of the financial flexibility of each company in which we invest. As the credit environment changed, we adjusted the portfolio away from companies that we believed were not as well positioned in the current tough environment. The Fund also continued its tilt toward preferred securities. Real Estate Investment Trust (REIT) perpetual preferred securities have a priority position over common equity securities in the payment of their dividends. Preferred dividend obligations also are cumulative, meaning that any deferral in payment must be made up before common dividends can be paid. These features make the income and principal value of these securities more stable relative to common equity securities during periods of economic distress.

As of June 30, 2009, the portfolio allocations were 43% common stocks, 45% preferred stocks and 5% to convertible bonds (excluding cash equivalents). This compares with approximately 49% in common stocks, 46% in preferred stocks and 2% in convertible bonds (excluding cash equivalents) as of December 31, 2008.

4	Nuveen Investments

How did the Fund perform over this six-month period?

The performance of JRS, as well as that of a comparative benchmark and index, are presented in the accompanying table.

Average Annual Total Return on Common Share Net Asset Value*
For periods ended 6/30/09

	6-Month	1-Year	5-Year
JRS	-0.28%	-53.75%	-11.72%
Specialized Real Estate Securities Benchmark[1]	2.82%	-29.76%	-1.68%
Wilshire U.S. Real Estate Securities Index[2]	-12.75%	-45.65%	-3.41%
S&P 500 Index[3]	3.16%	-26.21%	-2.24%

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the Performance Overview page in this report.

*	Six-month returns are cumulative; one-year and five-year returns are annualized.

1.	The comparative benchmark is based on the preferred stock and highest 50% yielding (based on market capitalization) common stock securities in the SNL financial LC real estate database through 6/30/2007. Beginning in July 2007, the benchmark is based on preferred and all common sticks in the database. Returns are computed from this database by a third party provider.

2.	The Wilshire U.S. Real Estate Securities Index is an unmanaged index comprised of common shares of publicly-traded REITs and other real estate operating companies.

3.	The S&P 500 Index is an unmanaged Index generally considered representative of the U.S. Stock Market.

For the six-month period ended June 30, 2009, the total return on net asset value for the Fund outperformed the Wilshire U.S. Index, but underperformed the specialized and general market measures. The generally favorable market conditions during the second quarter of 2009 provided the primary catalyst for the Fund’s improved performance in the first half of the year when compared with the twelve-month return.

In a very volatile six-month period for real estate securities, the Fund’s performance benefited from its allocation to issues perceived to be especially defensive. In particular, the portfolio’s holdings of preferred securities performed relatively well due to their defensive position within the issuing company’s capital structure. For equity securities, companies with very strong balance sheets also provided a defensive posture to the Fund’s overall portfolio.

The Fund’s exposure to REITs with significant office and multi-family properties located in the New York City area experienced relatively poor performance during the period due to investor concerns about the long-term negative effects of an extended decline in the financial service industry.

RECENT DEVELOPMENTS REGARDING THE FUND’S LEVERAGED CAPITAL STRUCTURE

Shortly after its inception in 2001, the Fund issued Taxable Auctioned Preferred shares to create financial leverage. The Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional risk – especially when market conditions are unfavorable. For example, if the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return would be magnified by the use of leverage. This occurred in the second half of 2008, and can be seen in the one-year returns shown above.

As noted in the last several shareholder reports, the auction rate preferred shares issued by many closed-end funds, including this Fund, have been hampered by a lack of liquidity since February 2008. Since that time, more auction rate preferred shares have been submitted for sale in their regularly scheduled auctions than there have been offers to buy. This means that these auctions have “failed to clear,” and that many, or all, of the auction rate preferred shareholders who wanted to sell their shares in these auctions

Nuveen Investments	5

were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares.

One continuing implication for JRS common shareholders from the auction failures is that the Fund’s cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, the Fund’s common share earnings likely have been incrementally lower at times than they otherwise might have been.

Beginning in the summer of 2008, the Fund announced its intention to redeem most or all of its Taxable Auctioned Preferred shares and retain its leveraged structure primarily through the use of borrowings. Shortly thereafter, the Fund began a series of periodic partial redemptions of its Taxable Auctioned Preferred shares, and on June 10, 2009, it announced its intention to redeem all of its remaining outstanding Taxable Auctioned Preferred shares. This final redemption is contingent on favorable market conditions and temporary relief from the Securities and Exchange Commission from certain technical regulatory provisions. The Fund cannot provide any assurance about if or when this regulatory relief might be granted and if or when these last outstanding auction rate preferred shares might be redeemed.

As of June 30, 2009, the Fund had redeemed $205 million, at par, of its Taxable Auctioned Preferred shares, representing 92.3% of the total amount originally issued by the Fund.

Leveraging using borrowings offers common shareholders most of the same potential benefits and risks as leveraging with Taxable Auctioned Preferred shares.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

6	Nuveen Investments

Common Share Distribution
and Share Price Information

The following information regarding your Fund’s distributions is current as of June 30, 2009, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund reduced its quarterly distribution to common shareholders two times over the six-month reporting period. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Fund employs financial leverage through the use of Taxable Auctioned Preferred shares and/or bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but – as noted earlier – also increases the variability of common shareholders’ net asset value per share in response to changing market conditions. Over the reporting period, the impact of financial leverage on the Fund’s net asset value per share contributed positively to the income return and detracted from the price return. The overall impact of financial leverage detracted from the Fund’s total return.

The Fund has a managed distribution program. The goal of this program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not

Nuveen Investments	7

realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on the Fund’s performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund’s IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding the Fund’s common share distributions and total return performance for the six months ended June 30, 2009. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet the Fund’s distributions.

4	The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns “Including retained gain tax credit/refund” include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax year ended December 31, 2008.

As of 6/30/09 (Common Shares)	JRS
Inception date	11/15/01
Six months ended June 30, 2009:
Per share distribution:
From net investment income	$0.18
From realized capital gains	0.00
Tax return of capital	$0.31

Total per share distribution	$0.49

Distribution rate on NAV	8.42%

Annualized total returns:
Excluding retained gain tax credit/refund[4]:
Six month (Cumulative) on NAV	-0.28%
1-Year on NAV	-53.75%
5-Year on NAV	-11.72%
Since inception on NAV	-1.90%

Including retained gain tax credit/refund[4]:
Six month (Cumulative) on NAV	-0.28%
1-Year on NAV	-53.75%
5-Year on NAV	-8.08%
Since inception on NAV	0.74%

Common Share Repurchases and Share Price Information

The Fund’s Board of Trustees approved an open-market share repurchase program on July 30, 2008, under which the Fund may repurchase an aggregate of up to 10% of its outstanding common shares. Since the inception of this program, the Fund had not repurchased any of its outstanding common shares.

As of June 30, 2009, the Fund was trading at a +8.59% premium to its common share NAV, compared with an average discount of -5.87% for the six-month period.

8	Nuveen Investments

JRS Performance OVERVIEW	Nuveen Real Estate Income Fund
as of June 30, 2009

Fund Snapshot
Common Share Price	$6.32

Common Share Net Asset Value	$5.82

Premium/(Discount) to NAV	8.59%

Current Distribution Rate[1]	13.92%

Net Assets Applicable to Common Shares ($000)	$164,906

Industries
(as a % of total investments)
Specialized	33.0%

Office	21.2%

Residential	19.0%

Retail	11.6%

Diversified	6.8%

Short-Term Investments	6.6%

Other	1.8%

Top Five Common Stock Issuers
(as a % of total investments)
Extra Space Storage Inc.	5.7%

Ventas Inc.	3.6%

Equity Residential	3.6%

Federal Realty Investment Trust	3.6%

Boston Properties, Inc.	3.4%

Top Five Preferred Stock Issuers
(as a % of total investments)
Public Storage, Inc.	5.8%

Hospitality Properties Trust	5.5%

Apartment Investment & Management Company	5.4%

Highwoods Properties, Inc.	5.0%

Duke-Weeks Realty Corporation	4.4%

Average Annual Total Return
(Inception 11/15/01)
	On Share Price	On NAV
6-Month (Cumulative)	38.17%	-0.28%

1-Year	-47.07%	-53.75%

5-Year	-7.55%	-11.72%

Since Inception	-0.81%	-1.90%

Average Annual Total Return[2]
(Including retained gain tax credit/refund)
	On Share Price	On NAV
6-Month (Cumulative)	38.17%	-0.28%

1-Year	-47.07%	-53.75%

5-Year	-4.12%	-8.08%

Since Inception	1.59%	0.74%

Portfolio Allocation (as a % of total investments)

2008-2009 Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. REIT distributions received by the Fund are generally comprised of investment income, long-term and short-term capital gains and a REIT return of capital. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.
2	As previously explained in the Common Share Distribution and Share Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax year ended December 31, 2008.

Nuveen Investments	9

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on May 6, 2009; at this meeting the shareholders were asked to vote on the election of Board Members.

	JRS
	Common and
	Taxable	Taxable
	Auctioned	Auctioned
	Preferred	Preferred
	shares voting	shares voting
	together	together
Approval of the Board Members was reached as follows:	as a class	as a class
Robert P. Bremner
For	23,340,837	–
Withhold	588,337	–

Total	23,929,174	–

Jack B. Evans
For	23,351,961	–
Withhold	577,213	–

Total	23,929,174	–

William C. Hunter
For	–	996
Withhold	–	52

Total	–	1,048

William J. Schneider
For	–	996
Withhold	–	52

Total	–	1,048

10	Nuveen Investments

JRS	Nuveen Real Estate Income Fund Portfolio of INVESTMENTS
June 30, 2009 (Unaudited)

Shares	Description (1)		Value
	Real Estate Investment Trust Common Stocks – 55.2% (42.8% of Total Investments)

	Office – 6.0%

153,400	Boston Properties, Inc.		$7,317,180
294,900	Douglas Emmett Inc.		2,651,151

	Total Office		9,968,331

	Residential – 14.7%

105,908	AvalonBay Communities, Inc.		5,924,494
345,200	Equity Residential		7,673,796
104,800	Essex Property Trust Inc.		6,521,704
302,400	Post Properties, Inc.		4,064,256

	Total Residential		24,184,250

	Retail – 10.7%

148,600	Federal Realty Investment Trust		7,655,872
41,738	Macerich Company		735,006
140,000	Regency Centers Corporation		4,887,400
84,008	Simon Property Group, Inc.		4,320,531

	Total Retail		17,598,809

	Specialized – 23.8%

1,606,000	Cogdell Spencer Inc.		6,889,740
1,459,200	Extra Space Storage Inc.		12,184,320
301,000	Health Care Property Investors Inc.		6,378,190
725,000	Host Hotels & Resorts Inc.		6,082,750
259,000	Ventas Inc.		7,733,740

	Total Specialized		39,268,740

	Total Real Estate Investment Trust Common Stocks (cost $113,111,844)		91,020,130

Shares	Description (1)	Coupon	Value
	Real Estate Investment Trust Preferred Stocks – 58.7% (45.4% of Total Investments)

	Diversified – 8.8%

400,000	PS Business Parks, Inc., Series O	7.375%	$7,644,000
196,000	Vornado Realty Trust, Series G	6.625%	3,596,600
75,200	Vornado Realty Trust, Series H	6.750%	1,385,936
102,000	Vornado Realty Trust, Series I	6.625%	1,883,940

	Total Diversified		14,510,476

	Industrial – 2.4%

211,000	AMB Property Corporation, Series P	6.850%	3,888,730

	Office – 18.7%

679,942	Duke-Weeks Realty Corporation	6.950%	9,328,804
12,141	Highwoods Properties, Inc., Series A	8.625%	10,665,110
81,000	HRPT Properties Trust, Series C	7.125%	1,219,860
112,700	Lexington Corporate Properties Trust, Series B	8.050%	1,420,020
684,040	Lexington Realty Trust	7.550%	8,140,076

	Total Office		30,773,870

	Residential – 9.8%

511,100	Apartment Investment & Management Company, Series U	7.750%	8,540,481
179,300	Apartment Investment & Management Company, Series Y	7.875%	3,049,893
253,325	BRE Properties, Series D	6.750%	4,559,850

	Total Residential		16,150,224

	Retail – 0.2%

18,100	Saul Centers, Inc.	9.000%	399,467

	Specialized – 18.8%

103,300	Hersha Hospitality Trust, Series A	8.000%	1,368,725
753,200	Hospitality Properties Trust, Series C	7.000%	11,674,600
489,785	Public Storage, Inc., Series I	7.250%	10,589,152

Nuveen Investments	11

JRS	Nuveen Real Estate Income Fund (continued) Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Shares	Description (1)	Coupon			Value
	Specialized (continued)

76,462	Public Storage, Inc., Series K	7.250%			$1,689,810
175,000	Strategic Hotel Capital Inc., Series B	8.250%			1,102,500
320,000	Strategic Hotel Capital Inc., Series C	8.250%			2,022,400
174,300	Sunstone Hotel Investors Inc., Series A	8.000%			2,623,215

	Total Specialized				31,070,402

	Total Real Estate Investment Trust Preferred Stocks (cost $139,235,830)				96,793,169

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings	Value
	Convertible Bonds – 6.7% (5.2% of Total Investments)

	Office – 2.6%

$3,000	Alexandria Real Estate Equities Inc., Convertible Bonds, 144A	3.700%	1/15/27	N/R	$2,505,000
2,100	BioMed Realty L.P., Convertible Bond, 144A	4.500%	10/01/26	N/R	1,785,000

	Total Office				4,290,000

	Retail – 4.1%

8,500	Macerich Company, Convertible Bond, 144A	3.250%	3/15/12	N/R	6,715,000

$13,600	Total Convertible Bonds (cost $10,475,893)				11,005,000

Principal
Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 8.5% (6.6% of Total Investments)

$14,012	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/09, repurchase price $14,012,424, collateralized by $13,820,000 U.S. Treasury Notes, 3.875%, due 5/15/10, value $14,295,408	0.000%	7/01/09		$14,012,424

	Total Short-Term Investments (cost $14,012,424)				14,012,424

	Total Investments (cost $276,835,991) – 129.1%				212,830,723

	Borrowings – (13.0)% (2)(3)				(21,500,000)

	Other Assets Less Liabilities – (5.8)%				(9,424,938)

	Taxable Auction Preferred Shares, at Liquidation Value – (10.3)% (2)				(17,000,000)

	Net Assets Applicable to Common Shares – 100%				$164,905,785

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Borrowings and Taxable Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments are 10.1% and 8.0%, respectively.
(3)	The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of June 30, 2009, investments with a value of $99,536,224 have been pledged as collateral for Borrowings.
N/R	Not rated.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
See accompanying notes to financial statements.

12	Nuveen Investments

Statement of ASSETS & LIABILITIES
June 30, 2009 (Unaudited)

Assets
Investments, at value (cost $276,835,991)	$212,830,723
Receivables:
Dividends	1,707,029
Interest	156,082
Investments sold	2,603,506
Other assets	228,607

Total assets	217,525,947

Liabilities
Borrowings	21,500,000
Payables:
Common share dividends	5,944,759
Investments purchased	7,701,201
Accrued expenses:
Interest on borrowings	201,492
Management fees	126,165
Other	146,545

Total liabilities	35,620,162

Taxable Auctioned Preferred shares, at liquidation value	17,000,000

Net assets applicable to Common shares	$164,905,785

Common shares outstanding	28,353,026

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$5.82

Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share	$283,530
Paid-in surplus	452,837,390
Undistributed (Over-distribution of) net investment income	(8,703,263)
Accumulated net realized gain (loss) from investments, foreign currency and derivative transactions	(215,506,604)
Net unrealized appreciation (depreciation) of investments and foreign currency	(64,005,268)

Net assets applicable to Common shares	$164,905,785

Authorized shares:
Common	Unlimited
Taxable Auctioned Preferred	Unlimited

See accompanying notes to financial statements.

Nuveen Investments	13

Statement of OPERATIONS
Six Months Ended June 30, 2009 (Unaudited)

Investment Income
Dividends	$6,433,135
Interest	253,099

Total investment income	6,686,234

Expenses
Management fees	863,167
Taxable Auctioned Preferred shares – auction fees	31,939
Taxable Auctioned Preferred shares – dividend disbursing agent fees	11,648
Shareholders’ servicing agent fees and expenses	1,963
Interest expense on borrowings	389,222
Custodian’s fees and expenses	8,771
Trustees’ fees and expenses	2,825
Professional fees	28,388
Shareholders’ reports – printing and mailing expenses	53,779
Stock exchange listing fees	1,982
Investor relations expense	29,151
Other expenses	24,607

Total expenses before custodian fee credit and expense reimbursement	1,447,442
Custodian fee credit	(14)
Expense reimbursement	(143,975)

Net expenses	1,303,453

Net investment income	5,382,781

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(134,967,526)
Interest rate swaps	(291,037)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	125,274,476
Interest rate swaps	279,791

Net realized and unrealized gain (loss)	(9,704,296)

Distributions to Taxable Auctioned Preferred Shareholders
From and in excess of net investment income	(48,093)

Decrease in net assets applicable to Common shares from distributions to Taxable Auctioned Preferred shareholders	(48,093)

Net increase (decrease) in net assets applicable to Common shares from operations	(4,369,608)

See accompanying notes to financial statements.

14	Nuveen Investments

Statement of CHANGES IN NET ASSETS (Unaudited)

	Six Months
	Ended	Year Ended
	6/30/09	12/31/08
Operations
Net investment income	$5,382,781	$21,148,888
Net realized gain (loss) from:
Investments and foreign currency	(134,967,526)	(80,155,067)
Interest rate swaps	(291,037)	(902,083)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	125,274,476	(179,287,642)
Interest rate swaps	279,791	300,628
Distributions to Taxable Auctioned Preferred shareholders:
From and in excess of net investment income	(48,093)	–
From net investment income	–	(4,451,172)

Net increase (decrease) in net assets applicable to Common shares from operations	(4,369,608)	(243,346,448)

Distributions to Common Shareholders
From and in excess of net investment income	(13,892,983)	–
From net investment income	–	(15,811,666)
Tax return of capital	–	(35,002,669)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(13,892,983)	(50,814,335)

Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	–	770,011
Taxable Auctioned Preferred shares offering costs adjustments	–	54,764

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	–	824,775

Net increase (decrease) in net assets applicable to Common shares	(18,262,591)	(293,336,008)
Net assets applicable to Common shares at the beginning of period	183,168,376	476,504,384

Net assets applicable to Common shares at the end of period	$164,905,785	$183,168,376

Undistributed (Over-distribution of) net investment income at the end of period	$(8,703,263)	$(144,968)

See accompanying notes to financial statements.

Nuveen Investments	15

Statement of CASH FLOWS
Six Months Ended June 30, 2009 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(4,369,608)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(56,345,307)
Proceeds from sales and maturities of investments	81,091,047
Proceeds from (Purchases of) short-term investments, net	(7,268,094)
Proceeds from (Purchases of) cash denominated in foreign currencies, net	441,175
Proceeds from (Payments for) closed interest rate swaps	(291,037)
Amortization (Accretion) of premiums and discounts, net	(244,974)
(Increase) Decrease in receivable for dividends	603,428
(Increase) Decrease in receivable for interest	40,490
(Increase) Decrease in receivable for investments sold	(2,596,747)
(Increase) Decrease in other assets	(13,250)
Increase (Decrease) in payable for investments purchased	7,701,201
Increase (Decrease) in accrued interest on borrowings	37,141
Increase (Decrease) in accrued management fees	(28,487)
Increase (Decrease) in accrued other liabilities	(186,256)
Net realized (gain) loss from investments and foreign currency	134,967,526
Net realized (gain) loss from interest rate swaps	291,037
Change in net unrealized (appreciation) depreciation of investments and foreign currency	(125,274,476)
Change in net unrealized (appreciation) depreciation of interest rate swaps	(279,791)
Capital gain and return of capital distributions from investments	3,169,993

Net cash provided by (used in) operating activities	31,445,011

Cash Flows from Financing Activities:
Increase (Decrease) in borrowings, net	(3,500,000)
Cash distributions paid to Common shareholders	(7,948,224)
Increase (Decrease) in payable for Taxable Auctioned Preferred shares noticed for redemption, at liquidation value	(15,125,000)
Increase (Decrease) in Taxable Auctioned Preferred shares, at liquidation value	(20,000,000)

Net cash provided by (used in) financing activities	(46,573,224)

Net Increase (Decrease) in Cash and Cash Equivalents	(15,128,213)
Cash and cash equivalents at beginning of period	15,128,213

Cash and Cash Equivalents at the End of period	$–

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings was $352,081.

See accompanying notes to financial statements.

16	Nuveen Investments

Notes to FINANCIAL STATEMENTS (Unaudited)

1.	General Information and Significant Accounting Policies
Nuveen Real Estate Income Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s Common shares are listed on the NYSE Amex and trade under the ticker symbol “JRS.” The Fund was organized as a Massachusetts business trust on August 27, 2001.

The Fund seeks to provide high current income by investing primarily in a portfolio of income-producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, such as Real Estate Investment Trusts (“REITs”).

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with US generally accepted accounting principles.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. The prices of fixed-income securities and interest rate swap contracts are provided by an independent pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund or its designee, may establish fair value using a wide variety of market data including prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2009, the Fund had no such outstanding purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest Income also includes paydown gains and losses, if any.

Income Taxes
The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains. The Fund had no retained capital gains for the tax year ended December 31, 2008.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments	17

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

The Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

REIT distributions received by the Fund are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end. For the fiscal year ended December 31, 2008, the character of distributions to the Fund from the REITs was 66.99% ordinary income, 21.35% long-term and short-term capital gains, and 11.66% return of REIT capital.

For the fiscal year ended December 31, 2008, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

For the six months ended June 30, 2009, the Fund applied the actual percentages for the fiscal year ended December 31, 2008, described above, to its receipts from the REITs and treated as income on the Statement of Operations only the amount of ordinary income so calculated. The Fund adjusts that estimated breakdown of income type (and consequently its net investment income) as necessary early in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type.

The actual character of distributions made by the Fund during the fiscal year ended December 31, 2008, is reflected in the accompanying financial statements.

The distributions made by the Fund during the six months ended June 30, 2009, are provisionally classified as being “From and in excess of net investment income,” and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end, based upon the income type breakdown information conveyed at the time by the REITs whose securities are held in the Fund’s portfolio. For purposes of calculating “Undistributed (Over-distribution of) net investment income” as of June 30, 2009, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2009, reflect an over-distribution of net investment income.

Taxable Auctioned Preferred Shares
As of June 30, 2009, the Fund has issued and outstanding 135 Series M, 134 Series T, 134 Series W, 143 Series Th and 134 Series F, Taxable Auctioned Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Taxable Auctioned Preferred shares issued by the Fund than there were offers to buy. This meant that these auctions “failed to clear,” and that many Taxable Auctioned Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Taxable Auctioned Preferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions as calculated in accordance with the pre-established terms of the Taxable Auctioned Preferred shares.

These developments have generally not affected the portfolio management or investment policies of the Fund. However, one implication of these auction failures for Common shareholders is that the Fund’s cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Fund’s future Common share earnings may be lower than they otherwise would have been.

As of June 30, 2009, the Fund redeemed $205,000,000 of its outstanding Taxable Auctioned Preferred shares at liquidation value.

Effective May 1, 2009, auction participation fees with respect to auctions that have failed have been reduced from 25 bps (annualized) to 15 bps (annualized). All auction participants have signed new agreements incorporating this change.

18	Nuveen Investments

Foreign Currency Transactions
The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend and interest income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are included in “Net realized gain (loss) from investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations.

Interest Rate Swaps
The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap contracts in an attempt to manage such risk. The Fund’s use of interest rate swap contracts is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on Taxable Auctioned Preferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. The Fund accrues the amounts to be paid and received on interest rate swap contracts on a daily basis, and recognizes the daily change in the market value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps” with the changes during the fiscal period reflected on the Statement of Operations as “Changes in net unrealized appreciation (depreciation) of interest rate swaps.” Once periodic payments are settled in cash, the net amount is recognized as a component of “Net realized gain (loss) from interest rate swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of interest rate swap contracts. For tax purposes, periodic payments are treated as ordinary income or expense.

The average notional balance on interest rate swap contracts outstanding during the six months ended June 30, 2009, was $14,333,333. Refer to Footnote 3 - Derivative Instruments and Hedging Activities for further details on interest rate swap contract activity.

Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Nuveen Investments	19

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications
Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
In determining the value of the Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1	–	Quoted prices in active markets for identical securities.
Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3	–	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of June 30, 2009:

	Level 1	Level 2	Level 3	Total
Investments:
Real Estate Investment Trust Common Stocks	$91,020,130	$–	$–	$91,020,130
Real Estate Investment Trust Preferred Stocks	86,128,059	10,665,110	–	96,793,169
Convertible Bonds	–	11,005,000	–	11,005,000
Short-Term Investments	14,012,424	–	–	14,012,424

Total	$191,160,613	$21,670,110	$–	$212,830,723

3.	Derivative Instruments and Hedging Activities
During the current fiscal period, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 161 (SFAS No. 161) “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows, if any. The Fund records derivative instruments at fair value with changes in fair value recognized on the Statement of Operations. Even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for SFAS No. 161 disclosure purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2009, on derivative instruments, as well as the primary risk exposure associated with each. The Fund had no derivative contracts outstanding at June 30, 2009.

Net Realized Gain (Loss) from Interest Rate Swaps

Risk Exposure
Interest Rate	$(291,037)

20	Nuveen Investments

Change in Net Unrealized Appreciation (Depreciation) of Interest Rate Swaps

Risk Exposure
Interest Rate	$279,791

4.	Fund Shares
Common Shares
On July 30, 2008, the Fund’s Board of Trustees approved an open-market share repurchase program under which the Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares. Since the inception of this program, the Fund has not repurchase any of its Common shares.

Transactions in Common shares were as follows:

	Six Months	Year
	Ended	Ended
	6/30/09	12/31/08
Common shares issued to shareholders due to reinvestment of distributions	–	50,994

Taxable Auctioned Preferred Shares
Transactions in Taxable Auctioned Preferred shares were as follows:

	Six Months Ended		Year Ended
	6/30/09		12/31/08
	Shares	Amount	Shares	Amount
Taxable Auctioned Preferred shares redeemed and/or noticed for redemption:
Series M	158	$3,950,000	1,427	$35,675,000
Series T	158	3,950,000	1,428	35,700,000
Series W	159	3,975,000	1,427	35,675,000
Series TH	166	4,150,000	1,691	42,275,000
Series F	159	3,975,000	1,427	35,675,000

Total	800	$20,000,000	7,400	$185,000,000

5.	Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended June 30, 2009, aggregated $56,345,307 and $81,091,047 respectively.

6.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognition of income on REIT investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At June 30, 2009, the cost of investments was $279,327,594.

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2009, were as follows:

Gross unrealized:
Appreciation	$9,593,909
Depreciation	(76,090,780)

Net unrealized appreciation (depreciation) of investments	$(66,496,871)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2008, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income *	$–
Undistributed net long-term capital gains	–

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Nuveen Investments	21

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2008, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income *	$20,420,784
Distributions from net long-term capital gains	–
Tax return of capital	35,002,669

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At December 31, 2008, the Fund’s last tax year end, the Fund had an unused capital loss carryforward of $3,690,838 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire on December 31, 2016.

The Fund elected to defer net realized losses from investments incurred from November 1, 2008 through December 31, 2008, the Fund’s last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October capital losses of $73,976,954 are treated as having arisen on the first day of the current fiscal year.

7.	Management Fees and Other Transactions with Affiliates
The Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily managed net assets of the Fund as follows:

Average Daily Managed Net Assets(1)	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For Managed Assets over $2 billion	.6000

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of June 30, 2009, the complex-level fee rate was .1970%.

The complex-level fee schedule is as follows:

Complex-Level Net Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets, include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Security Capital Research & Management Incorporated (“Security Capital”), under which Security Capital manages the investment portfolio of the Fund. Security Capital is compensated for its services to the Fund from the management fee paid to the Adviser.

22	Nuveen Investments

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of the Fund’s operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed net assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
November 30,		November 30,
2001 *	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2011.

8.	Borrowing Arrangements
Management determined that leverging the Fund with debt as a replacement for preferred shares continued to benefit the Fund’s shareholders. The Fund has entered into a $150 million prime brokerage facility with BNP Paribas Prime Brokerage, Inc. (“BNP”) as a means of financial leverage. As of June 30, 2009, the Fund’s outstanding balance on these borrowings was $21,500,000. Borrowings outstanding are fully secured by securities held in the Fund’s Portfolio of Investments. For the six months ended June 30, 2009, the average daily balance outstanding and average interest rate on these borrowings were $21,557,459 and 1.99%, respectively.

Interest is charged at 3 Month LIBOR (London Inter-bank Offered Rate) plus .95% on the amount borrowed and .50% on the undrawn balance.

Interest expense incurred on the drawn and undrawn balances are recognized as “Interest expense on borrowings” on the Statement of Operations.

9.	Subsequent Events
In May 2009, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 165 (SFAS No. 165) “Subsequent Events.” SFAS No. 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS No. 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date – that is, whether that date represents the date the financial statements were issued or were available to be issued. SFAS No. 165 is effective for interim and annual periods ending after June 15, 2009. The Fund has performed an evaluation of subsequent events through August 26, 2009, which is the date the financial statements were issued.

Nuveen Investments	23

Financial HIGHLIGHTS (Unaudited)
Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
				Distributions								Borrowing
				from Net	Distributions							Costs
				Investment	from Capital							and
				Income to	Gains to		Net			Tax		Taxable
	Beginning		Net	Taxable	Taxable		Investment		Capital	Return of		Auctioned	Ending
	Common		Realized/	Auctioned	Auctioned		Income to		Gains to	Capital to		Preferred	Common
	Share	Net	Unrealized	Preferred	Preferred		Common		Common	Common		Share	Share	Ending
	Net Asset	Investment	Gain	Share-	Share-		Share-		Share-	Share-		Underwriting	Net Asset	Market
	Value	Income(a)	(Loss)(b)	holders†	holders†	Total	holders		holders	holders	Total	Discounts	Value	Value
Year Ended 12/31:
2009(e)	$6.46	$.19	$(.34)	$– ***	$–	$(.15)	$(.49	)****	$–	$–	$(.49)	$–	$5.82	$6.32
2008	16.84	.75	(9.18)	(.16)	–	(8.59)	(.55)		–	(1.24)	(1.79)	–	6.46	5.08
2007	26.44	.73	(7.64)	(.05)	(.36)	(7.32)	(.69)		(1.59)	–	(2.28)	–	16.84	15.88
2006	22.38	1.01	5.40	(.14)	(.21)	6.06	(1.35)		(.62)	–	(1.97)	(.03)	26.44	28.48
2005	22.46	.84	.93	(.03)	(.16)	1.58	(.29)		(1.37)	–	(1.66)	–	22.38	19.99
2004(c)	18.57	.88	4.56	(.05)	(.04)	5.35	(.69)		(.63)	(.14)	(1.46)	–	22.46	20.75

	Taxable Auctioned Preferred Shares
	at End of Period			Borrowings at End of Period
	Aggregate	Liquidation		Aggregate
	Amount	and Market	Asset	Amount	Asset
	Outstanding	Value	Coverage	Outstanding	Coverage
	(000)	Per Share	Per Share	(000)	Per $1,000
Year Ended 12/31:
2009(e)	$17,000	$25,000	$267,509	$21,500	$9,461
2008	37,000	25,000	148,762	25,000	9,807
2007	222,000	25,000	78,660	70,000	10,979
2006	222,000	25,000	108,910	70,000	14,816
2005	172,000	25,000	116,519	–	–
2004	172,000	25,000	116,857	–	–

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Net of federal corporate income taxes on long-term capital gains retained by the Fund per share as follows:

Long-Term
Capital Gains
Retained
Year Ended 12/31:
2009(e)	N/A
2008	N/A
2007	$1.21
2006	.56
2005	N/A
2004	N/A

(c)	For the fiscal year ended December 31, 2004, the Fund changed its method of presentation for net interest expense on interest rate swap transactions. The effect of this reclassification was to increase Net Investment Income by $0.15 per share with a corresponding decrease in Net Realized/Unrealized Gain (Loss), a decrease in each of the Ratios of Expenses to Average Net Assets Applicable to Common Shares by 0.77% with a corresponding increase in each of the Ratios of Net Investment Income to Average Net Assets Applicable to Common Shares.
(d)	Borrowings Interest Expense includes amortization of borrowing costs. Borrowing costs were fully amortized and expensed as of December 31, 2008.
(e)	For the six months ended June 30, 2009.

24	Nuveen Investments

Total Returns		Ratios/Supplemental Data
	Based on		Ratios to Average Net Assets				Ratios to Average Net Assets
	Common	Ending	Applicable to Common Shares				Applicable to Common Shares
	Share	Net Assets	Before Credit/Reimbursement				After Credit/Reimbursement**
Based on	Net	Applicable to			Net				Net		Portfolio
Market	Asset	Common			Investment				Investment		Turnover
Value*	Value*	Shares (000)	Expenses††		Income††		Expenses††		Income††		Rate

38.17%	(.28)%	$164,906	1.96	%*****	7.09	%*****	1.76	%*****	7.29	%*****	29%
(62.13)	(55.79)	183,168	2.55		5.03		2.24		5.33		20
(38.06)	(29.30)	476,504	2.03		2.71		1.68		3.06		44
54.49	27.87	745,119	1.54		3.74		1.15		4.13		25
4.75	7.42	629,649	1.28		3.46		.90		3.85		13
19.80	30.12	631,979	1.34		4.13		.94		4.52		14

*
• Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested divided income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

• The Fund elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year end for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund’s corresponding Total Returns Based on Market Value and Common Share Net Asset Value when these benefits are included are as follows:

		Total Returns
	Common		Based on
	Shareholders	Based on	Common Share
	of Record on	Market Value	Net Asset Value
Year Ended 12/31:
2009(e)	N/A	38.17%	(.28)%
2008	N/A	(62.13)	(55.79)
2007	December 31	(33.51)	(24.40)
2006	December 29	57.50	30.56
2005	N/A	4.75	7.42
2004	N/A	19.80	30.12

**	After custodian fee credit and expense reimbursement, where applicable.
†	The amounts shown are based on Common share equivalents.
††	• Ratios do not reflect the effect of dividend payments to Taxable Auctioned Preferred shareholders.
• Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Taxable Auctioned Preferred shares and borrowings, where applicable.
• Each ratio includes the effect of the interest expense paid on borrowings as follows:

Ratio of Borrowings Interest Expense to
Average Net Assets Applicable to Common Shares(d)
Year Ended 12/31:
2009(e)	.53%
2008	.91
2007	.57
2006	.21
2005	–
2004	–

***	Rounds to less than $.01 per share and represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2009.
****	Represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2009.
*****	Annualized.
N/A	Not applicable for the six months ended June 30, 2009. The Fund had no retained capital gains for the tax year ended December 31, 2008, or for the tax years ended prior to December 31, 2006.

See accompanying notes to financial statements.

Nuveen Investments	25

Annual Investment Management
Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Fund for an additional one-year period. These agreements include the investment advisory agreement between Nuveen Asset Management (“NAM”) and the Fund and the sub-advisory agreement between NAM and Security Capital Research & Management, Incorporated (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the advisory agreement (the “Investment Management Agreement”) and the sub-advisory agreement (the “Sub-advisory Agreement,” and the Investment Management Agreement and Sub-advisory Agreement are each an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Fund, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute performance, fee and expense information for the Fund as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Fund, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. (“Winslow Capital”), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to

26	Nuveen Investments

the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered the Fund Adviser’s efforts, expertise and other actions taken to address matters as they arose that impacted the Fund. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM’s continuous review of the Nuveen funds’ investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares (“ARPs”) or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM’s efforts in refinancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen’s continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Fund, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser. In that regard, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Fund, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board considered the performance of the Fund. The Board also recognized that the Sub-advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Independent Board Members noted that NAM recommended the renewal of the Sub-advisory Agreement and considered the basis for such recommendations and any qualifications in connection therewith.

Nuveen Investments	27

Annual Investment Management
Agreement Approval Process (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers
The Board considered the investment performance of the Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks. The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized and/or customized benchmarks for the quarter-, one-, three- and five-year periods ending December 31, 2008 and for the same periods ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen funds managed by the Sub-Adviser in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Fund in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Fund.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory.

C.	Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”).

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use and type of leverage compared to the peers. In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services

28	Nuveen Investments

involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. The Independent Board Members noted that such fees were the result of arm’s-length negotiations.

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided. The Independent Board Members also considered the Sub-Adviser’s revenues, expenses and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

Nuveen Investments	29

Annual Investment Management
Agreement Approval Process (continued)

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen’s revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen’s trading desk.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. The Independent Board Members further noted that the Sub-Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreement and Sub-advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Investment Management Agreement and the Sub-advisory Agreement be renewed.

30	Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Nuveen Investments	31

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

32	Nuveen Investments

Glossary of Terms
Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Current Distribution Rate (also known as Market Yield, Dividend Yield or Current Yield): Current distribution rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

Nuveen Investments	33

Notes

34	Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information

The Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased and/or redeemed shares of its common and/or preferred stock as shown in the accompanying table.

Common Shares	Preferred Shares
Repurchased	Redeemed
–	800

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	35

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for
our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of Institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed approximately $128 billion of assets on June 30, 2009.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at www.nuveen.com/cef

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

•	Interactive planning tools

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

ESA-A-0609D

ITEM 2. CODE OF ETHICS.
Not applicable to this filing.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable to this filing.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable to this filing.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to this filing.
ITEM 6. SCHEDULE OF INVESTMENTS.
See Portfolio of Investments in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Estate Income Fund
By (Signature and Title)*	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 8, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date: September 8, 2009

By (Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)

Date: September 8, 2009

*	Print the name and title of each signing officer under his or her signature.